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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Enlighten Software Solutions, Inc.:

        We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                            /s/  KPMG LLP
                                            Mountain View, California
                                            September 15, 2000